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PROSPECTUS                                                        MAY 1, 1998
                      DREYFUS VARIABLE INVESTMENT FUND
                            BALANCED PORTFOLIO
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        The Balanced Portfolio (the "Series") is a separate diversified portfolio of Dreyfus Variable Investment Fund (the "Fund"), an open-end, management investment company, known as a mutual fund. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from the Fund. This Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product.
        The Series' investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Series invests primarily in common stocks and bonds in proportion consistent with their expected returns and risks as determined by The Dreyfus Corporation.
        The Dreyfus Corporation serves as the Series' investment adviser.
        This Prospectus sets forth concisely information about the Fund and Series that an investor should know before investing in the Series through a VA contract or VLI policy offered by a Participating Insurance Company. It should be read and retained for future reference.
        The Statement of Additional Information, dated May 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of
Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal
Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                                    TABLE OF CONTENTS
                                                                           Page
          Condensed Financial Information......................             3
          Description of the Fund and Series...................             3
          Management of the Fund...............................             6
          How to Buy Shares....................................             8
          How to Redeem Shares.................................             8
          Dividends, Distributions and Taxes...................             9
          Performance Information..............................             9
          General Information..................................            10
          Appendix.............................................            12

                              [Page 2]
                        CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period May 1, 1997 (commencement of operations) to December 31, 1997. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

PER SHARE DATA:                                     BALANCED PORTFOLIO
                                                    ___________________
  Net asset value, beginning of period............          $12.50
                                                            ______
  INVESTMENT OPERATIONS:
  Investment income-net...........................             .25
  Net realized and unrealized gain
   on investments.................................            2.06
                                                            ______
  TOTAL FROM INVESTMENT OPERATIONS................            2.31
                                                            ______
  Distributions:
  Dividends from investment income-net............            (.25)
  Dividends from net realized gain on investments.            (.52)
                                                            ______
  Total Distributions.............................            (.77)
                                                            ______
  Net asset value, end of period..................          $14.04
                                                            ======
TOTAL INVESTMENT RETURN...........................           18.48%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........             .67%(1)
  Ratio of net investment income to
   average net assets.............................            1.91%(1)
  Portfolio Turnover Rate.........................           45.78%(1)
  Average commission rate paid(2).................          $.0504
  Net assets, end of period (000's omitted).......         $41,144
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(1)  Not annualized.
(2) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Series' performance is contained in the Series' annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                      DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VA contracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.

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        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")* and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Intermediate Bond Index"). The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series invests in common stocks and bonds in proportions consistent with their expected returns and risks as determined by The Dreyfus Corporation.
        To outperform the hybrid index, The Dreyfus Corporation first employs a disciplined valuation methodology to determine the return and risks of common stocks and bonds. The Dreyfus Corporation considers various factors, including an interest rate adjusted market price/earnings ratio, interest rate spreads reflecting the term structure of interest rates, and the level and volatility of the return premium for common stocks. The Dreyfus Corporation then decides which asset class is relatively more attractive based on a formal decision rule process which includes extensive research.
        After developing the expected return and risks of each asset class, The Dreyfus Corporation uses computer models designed to identify imbalances in the pricing of common stocks and bonds. The Dreyfus Corporation then invests the Series' assets in common stocks and bonds in proportions intended to exploit the perceived imbalances. Under normal circumstances, the Series' total assets will be allocated approximately 60% to common stocks and 40% to bonds. However, the Series may invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation.
        Common stocks are selected so that, in the aggregate, the investment characteristics and risk profile of the equity portion of the Series are similar to the S&P 500. These characteristics include such measures as dividend yield (before expenses), price-to-earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while it may maintain aggregate investment characteristics similar to the S&P 500, the Series seeks to invest in individual common stocks which together will provide a higher total return than the S&P 500 Index. The Series will not be operated as an index fund, and the Series' equity portion will not be limited to stocks included in the S&P 500 Index . To construct the equity portion of the Series, The Dreyfus Corporation collects information from diverse sources to create valuation models for a computerized valuation ranking system identifying common stocks that are undervalued. These models include measures of changes in earnings and relative value based on present and historical price-to-earnings ratios, as well as dividend discount calculations. Once the ranking of common stocks is complete, The Dreyfus Corporation's experienced investment analysts construct the right component of the Series to resemble in the aggregate the S&P 500 Index, but weighted toward the most attractive stocks as determined by the valuation models.
        The bond portion of the Series' portfolio ordinarily is invested in U.S. dollar-denominated fixed-income obligations of domestic and foreign issuers. The Series' dollar-weighted average portfolio maturity may not exceed ten years. Investment selections are based on fundamental economic, market, and other factors leading to valuation by sector, maturity, and quality. The Series invests in bonds rated investment grade by
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* "S&PRegistration Mark," "S&P 500Registration Mark" and "Standard & Poor's 500 Composite Stock Price Index" are trademarks of The McGraw-Hill
    Companies, Inc. The Series is not sponsored, endorsed, sold or promoted by Standard &Poor's ("S&P") or The McGraw-Hill Companies, Inc.
                              [Page 4]
Moody's Investors Service, Inc. ("Moody's"), S&P Ratings Group or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined to be of comparable quality by The Dreyfus Corporation. The Series will sell, in a prudent and orderly fashion, bonds whose ratings drop below investment grade.
        The S&P 500 Index is composed of 500 common stocks which are chosen by S&P to best capture the price performance of a large cross-section of the U.S. publicly traded stock market.
        The Intermediate Bond Index is an index established by Lehman Brothers, Inc. which includes fixed rate debt issues rated investment grade by Moody's, S&P Ratings Group or Fitch. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others. The Intermediate Bond Index includes bonds with maturities of up to ten years.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate (for both common stock and bond portions of its portfolio) for the current fiscal year is not expected to exceed 100%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Series also may engage in various investment techniques, such as lending portfolio securities, transactions in options and futures, and reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series, such as those rated Baa by Moody's and BBB by S&P Ratings Group and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

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        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
USE OF DERIVATIVES _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                            MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio managers are Ron Gala and Laurie Carroll. Mr. Gala has managed the equity portion of the Series since the Series commenced operations. Mr. Gala is a Vice President and portfolio manager for Mellon Bank, N.A. and a portfolio manager for Mellon Equity Associates, an affiliate of The Dreyfus Corporation. Mr. Gala also is responsible for Mellon Equity Associates' asset allocation. Mr. Gala has been employed by Mellon Bank, N.A. in various capacities since 1982. Ms. Carroll has managed the fixed-income portion of the Series since the Series commenced operations. Ms. Carroll is a Vice President and portfolio
                              [Page 6]
manager at Mellon Bank, N.A. and has been employed by Mellon Bank, N.A.
since 1986. Mr. Gala and Ms. Carroll have been employed by The Dreyfus Corporation as portfolio managers since October 1994. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.
        For the period from May 1, 1997 (commencement of operations) to December 31, 1997, the Fund paid The Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
EXPENSES _ All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Series are charged against the assets of the Series; other expenses of the Fund are allocated among the Fund's series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's
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Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Series.
                              HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                          HOW TO REDEEM SHARES
        Shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.

                              [Page 8]
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income quarterly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.

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        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                              GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to
                              [Page 10]
that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                              [Page 11]
                                 APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Series may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
REVERSE REPURCHASE AGREEMENTS _ The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

                              [Page 12]
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities.
DEPOSITARY RECEIPTS _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions,
                              [Page 13]
agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS _ The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P Ratings Group, F-1 by Fitch or Duff-1 by Duff & Phelps Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P Ratings Group, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These
                              [Page 14]
instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES _ The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS _ Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P Ratings Group and Fitch are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's, S&P Ratings Group, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              [Page 15]
Variable
Investment
Fund
Balanced
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                        MAY 1, 1998
                     DREYFUS VARIABLE INVESTMENT FUND
                     CAPITAL APPRECIATION PORTFOLIO
______________________________________________________________________________
        THE CAPITAL APPRECIATION PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM CAPITAL GROWTH CONSISTENT WITH THE PRESERVATION OF CAPITAL; CURRENT INCOME IS A SECONDARY INVESTMENT OBJECTIVE. THE SERIES INVESTS PRIMARILY IN THE COMMON STOCKS OF DOMESTIC AND FOREIGN ISSUERS.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. FAYEZ SAROFIM & CO. ("SAROFIM") SERVES AS THE SERIES' SUB-INVESTMENT ADVISER AND PROVIDES DAY-TO-DAY MANAGEMENT OF THE SERIES' PORTFOLIO.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________


                                    TABLE OF CONTENTS
                                                                          Page
       Condensed Financial Information............................          3
       Description of the Fund and Series.........................          3
       Management of the Fund.....................................          6
       How to Buy Shares..........................................          7
       How to Redeem Shares.......................................          8
       Dividends, Distributions and Taxes.........................          8
       Performance Information....................................          9
       General Information........................................         10
       Appendix...................................................         11


                                                 [Page 2]
                         CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                               FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                                     CAPITAL APPRECIATION PORTFOLIO
                                                                   ____________________________________________________________
                                                                                        YEAR ENDED DECEMBER 31,
                                                                   ____________________________________________________________
PER SHARE DATA:                                                     1993(1)      1994         1995          1996          1997
                                                                   ------       ------       ------        ------        -----
    Net asset value, beginning of year................             $12.50       $13.27       $13.44        $17.71        $21.98
                                                                   ------       ------       ------        -----        ------
    INVESTMENT OPERATIONS:
    Investment income-net.............................                .08          .23          .23           .23           .22
    Net realized and unrealized gain
     on investments....................................               .76          .17         4.27          4.30          5.95
                                                                   ------       --___-       ------        --___-        ___---
    TOTAL FROM INVESTMENT OPERATIONS..................                .84          .40         4.50          4.53          6.17
                                                                   ------       --___-       ------        --___-        ___---
    DISTRIBUTIONS:
    Dividends from investment income-net..............               (.07)        (.23)        (.23)         (.23)        .(.22)
    Dividends from net realized gain on investments...                  _            _            _          (.03)         (.02)
                                                                   ------       --___-       ------        --___-        ___---
    TOTAL DISTRIBUTIONS...............................               (.07)        (.23)        (.23)         (.26)         (.24)
                                                                   ------       --___-       ------        --___-        ___---
    Net asset value, end of year......................             $13.27       $13.44       $17.71        $21.98        $27.91
                                                                   ======       ======       ======        ======        ======
TOTAL INVESTMENT RETURN...............................               6.74%(2)     3.04%       33.52%        25.56%        28.05%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                .28%(2)      .25%         .85%          .84%          .80%
    Ratio of net investment income to
     average net assets................................              1.89%(2)     2.99%        2.08%         1.46%         1.08%
    Decrease reflected in above expense ratios due to
     undertakings by The Dreyfus Corporation...........              3.67%(2)      .86%         .02%            _             _
    Portfolio Turnover Rate...........................                .01%(2)      .12%        2.81%         2.47%         1.69%
    Average commission rate paid(3)...................                  _            _            _        $.0705        $.0608
    Net assets, end of year (000's omitted)...........             $3,770      $16,118      $46,930      $103,745      $247,011
________________________
(1)  From April 5, 1993 (commencement of operations) to December 31, 1993.
(2)  Not annualized.
(3)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                        DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VA contracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.

                                                 [Page 3]
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVES
        The Series' primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The Series' investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objectives will be achieved.
MANAGEMENT POLICIES
        During periods which Sarofim determines to be of market strength, the Series acts aggressively to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The Series will seek investment opportunities generally in large capitalization companies (those with market capitalizations exceeding $500 million) which Sarofim believes have the potential to experience above average and predictable earnings growth. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Series will be alert to those foreign and domestic issuers, which it considers undervalued by the stock market in terms of current earnings, assets or growth prospects. These companies will include those that management believes have new or innovative products, services or processes which can enhance prospects for growth in future earnings. Other than in periods of anticipated market weakness, the Series will invest at least 80% of its net assets in common stocks. The Series emphasizes investments in equity securities of established companies and employs a long-term, low portfolio turnover investment approach. As a result, the Series invests for long-term growth rather than short-term profits.
        The Series may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly traded in the United States. By investing in foreign securities, the Series seeks to further its objective of capital growth. See "Investment Considerations and Risks_ Foreign Securities" below.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when Sarofim determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        Because the Series invests for long-term growth rather than short-term profits, the Series' annual portfolio turnover rate is not expected to exceed 15% and will exceed 25% only in the event of extraordinary market conditions. Nevertheless, securities transactions for the Series will be based only upon investment considerations and will not be limited by other considerations when Sarofim deems it appropriate to make changes in the Series' portfolio securities. The Series may engage in various investment techniques, such as lending portfolio securities and foreign currency transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information. INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

                                                 [Page 4]
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' portfolio securities will result in changes in the value of the Series' shares and thus the Series' total return to investors.
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation or Sarofim. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.

                                                 [Page 5]
                           MANAGEMENT OF THE FUND
INVESTMENT ADVISERS _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        Sarofim, a registered investment adviser located at Two Houston Center, Suite 2907, Houston, Texas 77010, serves as the Series' sub-investment adviser. Sarofim was formed in 1958 and, as of December 31, 1997, managed approximately $39.1 billion in discretionary separate accounts and provided investment advisory services to four other investment companies having aggregate assets of approximately $3.1 billion. Sarofim, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Series, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law.
        The primary portfolio manager of the Series is Fayez Sarofim of Sarofim. He has held that position since the commencement of operations of the Series and has been employed by Sarofim since 1958. The Dreyfus Corporation and Sarofim also provide research services for the Series and for other funds advised by The Dreyfus Corporation or Sarofim, respectively, through a professional staff of portfolio managers and securities analysts.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee, at the annual rate set forth below as a percentage of the Series' average daily net assets:

                                                                                                     Annual Rate of
                                                                                                Investment Advisory Fee
               Average Daily Net Assets                                                                 Payable
               ________________-________                                                       ________________________
               0 to $150 million...................................                                     .55%
               $150 million to $300 million........................                                     .50%
               $300 million or more................................                                     .375%

        For the fiscal year ended December 31, 1997, the Fund paid The
Dreyfus Corporation a monthly investment advisory fee at the annual rate of
 .55 of 1% of the value of the Series' average daily net assets.
        Under the terms of the Sub-Investment Advisory Agreement, the Fund has agreed to pay Sarofim a monthly fee at the annual rate set forth below as a percentage of the Series' average daily net assets:

                                                 [Page 6]
                                                                                                      Annual Rate of
                                                                                                      Sub-Investment
               Average Daily Net Assets                                                            Advisory Fee Payable
               ________________-                                                                  ______________________-
               0 to $150 million...................................                                     .20%
               $150 million to $300 million........................                                     .25%
               $300 million or more................................                                     .375%

        For the fiscal year ended December 31, 1997, the Fund paid Sarofim a monthly sub-investment advisory fee at the annual rate of .20 of 1% of the value of the Series' average daily net assets.
        From time to time, The Dreyfus Corporation and Sarofim may waive receipt of their fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation or Sarofim at a later time for any amounts which may be waived, nor will the Fund reimburse The Dreyfus Corporation or Sarofim for any amounts which may be assumed.
        In allocating brokerage transactions, The Dreyfus Corporation and Sarofim seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation and Sarofim may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts,
02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                               HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance
                                                 [Page 7]
with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding.
The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                           HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital
                                                 [Page 8]
gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies.
                                                 [Page 9]
The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                             GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Capital Appreciation Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.


                                                 [Page 10]
                                        APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's and Sarofim's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase
                                                 [Page 11]
commitments. At no time will the Series have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount may be warrants which are not listed on the New York or American Stock Exchange. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation and Sarofim to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS _ The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        Repurchase Agreements. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."

                                                 [Page 12]
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Rating Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation and Sarofim to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation and Sarofim must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ILLIQUID SECURITIES _ Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                 [Page 13]
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                                                 [Page 15]
Variable
Investment
Fund
Capital Appreciation
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                        DREYFUS VARIABLE INVESTMENT FUND
                           DISCIPLINED STOCK PORTFOLIO
______________________________________________________________________________
        THE DISCIPLINED STOCK PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS
THAT ARE GREATER THAN THE TOTAL RETURN PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY THE STANDARD & POOR'S 500
COMPOSITE STOCK PRICE INDEX. THE SERIES WILL USE QUANTITATIVE STATISTICAL MODELING TECHNIQUES TO CONSTRUCT A PORTFOLIO IN AN ATTEMPT TO ACHIEVE ITS INVESTMENT OBJECTIVE, WITHOUT ASSUMING UNDUE RISK RELATIVE TO THE BROAD STOCK MARKET.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________


                               TABLE OF CONTENTS
                                                                         Page
     Condensed Financial Information............................          3
     Description of the Fund and Series.........................          3
     Management of the Fund.....................................          6
     How to Buy Shares..........................................          7
     How to Redeem Shares.......................................          7
     Dividends, Distributions and Taxes.........................          8
     Performance Information....................................          9
     General Information........................................          9
     Appendix...................................................         11


                              [Page 2]
                          CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
                                FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                                            DISCIPLINED STOCK PORTFOLIO
                                                                                       ___________________________________
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                       ___________________________________
                                                                                         1996(1)                     1997
                                                                                         ___-__                     _____
PER SHARE DATA:
  Net asset value, beginning of year..................................                   $12.50                    $14.79
                                                                                         ___-__                    ______
  INVESTMENT OPERATIONS:
  Investment income-net...............................................                      .07                       .08
  Net realized and unrealized gain
   on investments......................................................                    2.29                      4.53
                                                                                         ___-__                    ______
  TOTAL FROM INVESTMENT OPERATIONS....................................                     2.36                      4.61
                                                                                         ___-__                    ______
  DISTRIBUTIONS:
  Dividends from investment income-net................................                     (.07)                     (.08)
  Dividends from net realized gain on investments.....................                      ._                      (1.02)
                                                                                         ___-__                    ______
  TOTAL DISTRIBUTIONS.................................................                     (.07)                    (1.10)
                                                                                         ___-__                    ______
  Net asset value, end of year........................................                   $14.79                    $18.30
                                                                                         ======                    ======
TOTAL INVESTMENT RETURN...............................................                    18.86%(2,3)               31.51%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.............................                      .80%(2)                  1.02%
  Ratio of net investment income to
   average net assets..................................................                     .72%(2)                   .68%
  Decrease reflected in above expense ratio due to
   undertaking by The Dreyfus Corporation..............................                     .16%(2)                   ._
  Portfolio Turnover Rate.............................................                    30.62%(2)                 79.74%
  Average commission rate paid(4).....................................                   $.0450                    $.0542
  Net assets, end of year (000's omitted).............................                  $17,722                   $53,317
____________________________
(1)  From April 30, 1996 (commencement of operations) to December 31, 1996.
(2)  Not annualized.
(3)  Calculated based on net asset value on the close of business on May 1,
     1996 (commencement of initial offering) to December 31, 1996.
(4)  The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities

        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                          DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VAcontracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable
                              [Page 3]
conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500
Composite Stock Price Index ("S&P 500 Index").* The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"))
of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series uses quantitative statistical modeling techniques to identify equity securities which emphasize certain attributes expected to produce in the aggregate total return greater than that of the S&P 500 Index. This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange, chosen to reflect the industries of the U.S. economy. The Series is not an index fund and its investments are not limited to securities of issuers in the S&P 500 Index.
        Individual security selection is the foundation of the Series' investment approach. Consistency of returns which exceed those of the S&P 500 Index and stability of the Series' asset value relative to the S&P 500 Index are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, book values to stock price ratios, earnings to stock price ratios and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each industry according to relative attractiveness. The Dreyfus Corporation then uses the data provided by the model to construct a portfolio in an attempt to achieve the Series' investment objective, while maintaining risk characteristics similar to those of the S&P 500 Index.
        Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities, consisting of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate for the current fiscal year is not expected to exceed 100%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as transactions in options and
___________________________________________________
* "S&PRegistration Mark," "S&P 500Registration Mark" and "Standard & Poor's 500 Composite Stock Price Index" are trademarks of The McGraw-Hill Companies, Inc. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.
                              [Page 4]
futures, and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
General _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
Equity Securities _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
Foreign Securities _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
Use of Derivatives _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
State Insurance Regulation _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
Simultaneous Investment by Other Series or Funds _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus
                              [Page 5]
Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each.
In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                           MANAGEMENT OF THE FUND
Investment Adviser _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Bert Mullins. He has held that position since the Series commenced operations, and has been employed by The Dreyfus Corporation since October 1994. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Mullins has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990. Mr. Mullins also is a Vice President, Portfolio Manager and Senior Security Analyst of Mellon, where he has been employed since 1966. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus
Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Series may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.

                              [Page 6]
        For the fiscal year ended December 31, 1997, the Fund paid The Dreyfus a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
Distributor _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
Transfer and Dividend Disbursing Agent and Custodian _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Series.
                                HOW TO BUY SHARES
        Fund shares currently are offered only to separate accounts of Participating Insurance Companies. Individuals may not place purchase orders directly with the Fund.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series
(i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional
Information.
                                HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the
                              [Page 7]
requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.

                              [Page 8]
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                               PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                          GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily
                              [Page 9]
will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Disciplined Stock Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                              [Page 10]
                                    APPENDIX
INVESTMENT TECHNIQUES
Borrowing Money _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
Use of Derivatives _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
Lending Portfolio Securities _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market
                              [Page 11]
value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
Convertible Securities _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
Depositary Receipts _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
Foreign Government Obligations; Securities of Supranational Entities _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
Money Market Instruments _ The Series may invest in the following types of money market instruments.
        U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the
                              [Page 12]
Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        Repurchase Agreements. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        Bank Obligations. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        Participation Interests. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
Illiquid Securities _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are
                              [Page 13]
subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                              [Page 14]
[This Page Intentionally Left Blank]
                              [Page 15]
Variable
Investment
Fund
Disciplined Stock
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                        MAY 1, 1998
                         DREYFUS VARIABLE INVESTMENT FUND
                            GROWTH AND INCOME PORTFOLIO
______________________________________________________________________________
        The Growth and Income Portfolio (the "Series") is a separate non-diversified portfolio of Dreyfus Variable Investment Fund (the "Fund"), an open-end, management investment company, known as a mutual fund. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating
Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from the Fund. This Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product.
        The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Series invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.
        The Dreyfus Corporation serves as the Series' investment adviser.
        This Prospectus sets forth concisely information about the Fund and Series that an investor should know before investing in the Series through a VA contract or VLI policy offered by a Participating Insurance Company. It should be read and retained for future reference.
        The Statement of Additional Information, dated May 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of
Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal
Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                              TABLE OF CONTENTS
                                                                Page
   Condensed Financial Information...................             3
   Description of the Fund and Series................             3
   Management of the Fund............................             7
   How to Buy Shares.................................             8
   How to Redeem Shares..............................             8
   Dividends, Distributions and Taxes................             9
   Performance Information...........................            10
   General Information...............................            10
   Appendix..........................................            12


                            [Page 2]
                           CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                                FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                                    GROWTH AND INCOME PORTFOLIO
                                                                               ___________________________________
                                                                                      YEAR ENDED DECEMBER 31,
                                                                               ___________________________________
PER SHARE DATA:                                                                1994(1)       1995          1996         1997
                                                                              ______      _______        _____       ______
    Net asset value, beginning of year..........................               $12.50       $11.98        $18.33       $19.55
                                                                              ______      _______        _____       ______
    INVESTMENT OPERATIONS:
    Investment income-net.......................................                  .28          .28           .36          .28
    Net realized and unrealized gain (loss)
     on investments..............................................                (.43)        7.07          3.43         2.79
                                                                              ___-___      _______        _____-       ______
    TOTAL FROM INVESTMENT OPERATIONS..........................                   (.15)        7.35          3.79         3.07
                                                                              ___-___      _______        _____-       ______
    DISTRIBUTIONS:
    Dividends from investment income-net........................                 (.28)        (.27)         (.35)        (.28)
    Dividends from net realized gain on investments.............                 (.09)        (.73)        (2.22)       (1.56)
                                                                              ___-___      _______        _____-       ______
    TOTAL DISTRIBUTIONS.......................................                   (.37)       (1.00)        (2.57)       (1.84)
                                                                              ___-___      _______        _____-       ______
    Net asset value, end of year................................               $11.98       $18.33        $19.55       $20.78
                                                                              =======      =======        ======       ======
TOTAL INVESTMENT RETURN.........................................                (1.22%)(2)   61.89%        20.75%       16.21%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....................                  .22%(2)      .92%          .83%         .80%
    Ratio of net investment income to
     average net assets..........................................                2.25%(2)     2.21%         1.96%        1.37%
    Decrease reflected in above expense ratios due to
     undertakings by The Dreyfus Corporation.....................                1.28%(2)      .03%          ._           ._
    Portfolio Turnover Rate.....................................               237.09%(2)   255.42%       237.44%      180.73%
    Average commission rate paid(3).............................                  ._           ._         $.0600(4)    $.0583
    Net assets, end of year (000's omitted).....................               $1,040      $71,161      $225,935     $369,832
______________________
(1)  From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)  Not annualized.
(3)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(4)  Restated to reflect current years presentation.
     Further information about the Series' performance is contained in the
     Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this
     Prospectus.

                     DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VA contracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.

                            [Page 3]
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        The Series invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Series' assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities.
        The equity securities in which the Series may invest consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of Depositary Receipts, as well as warrants to purchase such securities. The Series will be particularly alert to companies which offer opportunities for capital appreciation and growth of earnings, while paying current dividends.
        The debt securities in which the Series may invest include bonds, debentures, notes, mortgage-related securities and municipal obligations.
Debt securities (other than convertible debt securities) purchased by the Series must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch")or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. The Series may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch and Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus
Corporation. Debt securities rated Caa by Moody's and CCC by S&P's, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks_Lower Rated Convertible Securities" below.
        The money market instruments in which the Series may invest consist of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." While the Series does not intend to limit the amount of its assets invested in money market instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest its entire portfolio in money market instruments. The Series also may invest in money market instruments in anticipation of investing cash positions.
        The Series' annual portfolio turnover rate for the current fiscal year is not expected to exceed 300%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction
                            [Page 4]
costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as transactions in foreign currency, options and futures, leveraging, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objectives and Management Policies _ Management Policies"in the Statement of Additional Information. INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The Series may purchase the securities of small capitalization companies the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain debt securities purchased by the Series, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix _ Certain Portfolio Securities _ Ratings" below and "Appendix" in the Statement of Additional Information.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. See "Appendix_Certain Portfolio Securities_Mortgage-Related Securities."
LOWER RATED CONVERTIBLE SECURITIES _ The Series may invest up to 35% of its assets in higher yielding (and, therefore, higher risk) convertible debt securities, such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as those rated Caa by Moody's or CCC by S&P, Fitch or Duff. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated convertible debt securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix _ Certain Portfolio Securities _ Ratings."
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable
                            [Page 5]
U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
USE OF DERIVATIVES _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures and mortgage-related securities. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS _ The classification of the Series as a "non-diversified" investment company means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Series' assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Series' portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Series may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

                            [Page 6]
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                            MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Douglas D. Ramos. He has held that position and has been employed by The Dreyfus Corporation since July 1997. For more than five years prior thereto, Mr. Ramos was employed by Loomis Sayles & Company, L.P., most recently serving as a Senior Partner and Investment Counselor. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.

                            [Page 7]
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                              HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
                            HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

                            [Page 8]
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income quarterly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal Income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.

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        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return of the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                         GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.

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        The Fund is a "series fund," which is a mutual fund divided into separate portfolios each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Growth and Income Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

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                                     APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. SHORT-SELLING _ In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Series may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.
LEVERAGE _ Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Series' borrowings generally will be unsecured.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or
                            [Page 12]
decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase
                            [Page 13]
the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
        In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Series, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest
                            [Page 14]
rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to interest rate fluctuations, would increase.
        RESIDENTIAL MORTGAGE-RELATED SECURITIES. The Series may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.
        COMMERCIAL MORTGAGE-RELATED SECURITIES. The Series may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.
        SUBORDINATED SECURITIES. The Series also may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
        COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.
        Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The
Series also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.
        STRIPPED MORTGAGE-BACKED SECURITIES. The Series also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or
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interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.
If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
        REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level
Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.
        PRIVATE ENTITY SECURITIES. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.
MUNICIPAL OBLIGATIONS _ Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. DEPOSITARY RECEIPTS _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

                            [Page 16]
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS_The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer then seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.

                            [Page 17]
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected. RATINGS _ Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
Securities rated Caa by Moody's or CCC by S&P, Fitch or Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.

                            [Page 18]
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                            [Page 19]
Variable
Investment
Fund
Growth and Income
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                        DREYFUS VARIABLE INVESTMENT FUND
                         INTERNATIONAL EQUITY PORTFOLIO
______________________________________________________________________________
        The International Equity Portfolio (the "Series") is a separate non-diversified portfolio of Dreyfus Variable Investment Fund (the "Fund"), an open-end, management investment company, known as a mutual fund. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating
Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from the Fund. This Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product.
        The Series' investment objective is to maximize capital growth. The Series invests primarily in the equity securities of foreign issuers located throughout the world.
        The Dreyfus Corporation serves as the Series' investment adviser.
        This Prospectus sets forth concisely information about the Fund and Series that an investor should know before investing in the Series through a VA contract or VLI policy offered by a Participating Insurance Company. It should be read and retained for future reference.
        The Statement of Additional Information, dated May 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of
Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
       Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal
Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
______________________________________________________________________________
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                                TABLE OF CONTENTS
                                                                  Page
      Condensed Financial Information...................            3
      Description of the Fund and Series................            4
      Management of the Fund............................            6
      How to Buy Shares.................................            7
      How to Redeem Shares..............................            8
      Dividends, Distributions and Taxes................            8
      Performance Information...........................            9
      General Information...............................           10
      Appendix..........................................           12

                              [Page 2]
                        CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                                      INTERNATIONAL EQUITY PORTFOLIO
                                                                               ___________________________________________
                                                                                          YEAR ENDED DECEMBER 31,
                                                                               ___________________________________________
PER SHARE DATA:                                                                  1994(1)      1995        1996        1997
                                                                               ________      ______     _______     ______
    Net asset value, beginning of year..........................                 $12.50       $12.02      $12.82     $13.76
                                                                               ________      ______     _______     ______
    INVESTMENT OPERATIONS:
    Investment income-net.......................................                    .15          .15         .10        .05
    Net realized and unrealized gain (loss)
     on investments..............................................                  (.40)         .74        1.16       1.27
                                                                               ________      ______-     _______     ______
    TOTAL FROM INVESTMENT OPERATIONS............................                   (.25)         .89        1.26       1.32
                                                                               ________      ______-     _______     ______
    DISTRIBUTIONS:
    Dividends from investment income-net........................                   (.14)        (.08)       (.09)      (.07)
    Dividends in excess of investment income-net................                   (.09)        (.01)        ._         ._
    Dividends from net realized gain on investments.............                    ._           ._         (.39)      (.34)
    Dividends in excess of net realized gain on investments.....                    ._           ._         (.06)      (.65)
                                                                               ________      ______-     _______     ______
    TOTAL DISTRIBUTIONS.........................................                   (.23)        (.09)       (.54)     (1.06)
                                                                               ________      ______-     _______     ______
    CAPITAL CONTRIBUTION FROM AN AFFILIATE OF THE DREYFUS CORPORATION...            ._           ._          .22        ._
                                                                               ________      ______-     _______     ______
    Net asset value, end of year................................                 $12.02       $12.82      $13.76     $14.02
                                                                               ========      =======     =======     ======
TOTAL INVESTMENT RETURN.........................................                  (2.00%)(2)    7.39%      11.61%(3)   9.61%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....................                    .23%(2)     1.59%       1.28%      1.06%
    Ratio of net investment income to
     average net assets..........................................                  1.11%(2)     1.13%        .92%       .38%
    Decrease reflected in above expense ratios due to
     undertakings by The Dreyfus Corporation.....................                  1.70%(2)      .45%        ._         ._
    Portfolio Turnover Rate.....................................                  16.75%(2)    70.22%     181.13%    165.75%
    Average commission rate paid (4)............................                    ._           ._       $.0255     $.0236
    Net assets, end of year (000's omitted).....................                 $1,089       $7,672     $24,355    $39,388
____________________
(1)  From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)  Not annualized.
(3)  Had the Series not had a capital contribution by an affiliate of The
     Dreyfus Corporation during the period, the total investment return would have been 9.89%.
(4)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                              [Page 3]
                    DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VAcontracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to maximize capital growth. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        It is a fundamental policy of the Series that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The Series also may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. Under normal market conditions, it is expected that substantially all of the Series' assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in no fewer than three foreign countries. The Series may invest without restriction in companies in, or government of, developing countries. The Series may invest up to 5% of its assets in securities of companies that have been in continuous operation for fewer than three years.
        The debt securities in which the Series may invest must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. See "Investment Considerations and Risk_Fixed-Income Securities" below.
        While seeking desirable equity investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate for the current fiscal year is not expected to exceed 150%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in
                              [Page 4]
the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as transactions in foreign currency, options and futures, and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' portfolio securities will result in changes in the value of the Series' shares and thus the Series' return to investors.
        The Series may purchase the securities of small capitalization companies the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be
                              [Page 5]
affected by changes in the credit rating or financial condition of the issuing entities. Certain debt securities purchased by the Series, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
USE OF DERIVATIVES _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS _ The classification of the Series as a "non-diversified" investment company, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Series' assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Series' portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Series may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                           MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned
                              [Page 6]
subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Ronald Chapman.
He has held that position since April 1996 and has been employed by The Dreyfus Corporation since January 1996. Prior thereto, Mr. Chapman served for ten years as Vice President of the Global Strategy and Management Group for Northern Trust Company. The Series' other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Series' Custodian.
                             HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus
                              [Page 7]
of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                            HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder
                              [Page 8]
is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period.
                              [Page 9]
Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Money Magazine, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Morgan Stanley Capital International World Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                            GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the International Equity Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account.

                              [Page 10]
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                              [Page 11]
                                   APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. In addition, while borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and
                              [Page 12]
Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.
DEPOSITARY RECEIPTS _The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership
                              [Page 13]
of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs_The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently
                              [Page 14]
rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES_ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              [Page 15]
Variable
Investment
Fund
International Equity
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

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PROSPECTUS                                                        MAY 1, 1998
                       DREYFUS VARIABLE INVESTMENT FUND
                        INTERNATIONAL VALUE PORTFOLIO
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        THE INTERNATIONAL VALUE PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH. THE SERIES INVESTS PRIMARILY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF FOREIGN ISSUERS WHICH ARE CHARACTERIZED AS "VALUE" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE DREYFUS CORPORATION.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND
SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS
                                                                        Page
       Condensed Financial Information.........................           3
       Description of the Fund and Series......................           3
       Management of the Fund..................................           6
       How to Buy Shares.......................................           7
       How to Redeem Shares....................................           7
       Dividends, Distributions and Taxes......................           8
       Performance Information.................................           9
       General Information.....................................           9
       Appendix................................................          11


                                   [Page 2]

CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                                      INTERNATIONAL VALUE PORTFOLIO
                                                                                     ________________________________
                                                                                         YEAR ENDED DECEMBER 31,
                                                                                     ________________________________
                                                                                          1996(1)               1997
                                                                                        ________              _______
PER SHARE DATA:
  Net asset value, beginning of year..................................                   $12.50                $12.80
                                                                                        ________              ________
  INVESTMENT OPERATIONS:
  Investment income-net...............................................                      .08                   .07
  Net realized and unrealized gain
  on investments......................................................                      .34                  1.03
                                                                                        ________              ________
  TOTAL FROM INVESTMENT OPERATIONS....................................                      .42                  1.10
                                                                                        ________              ________
  DISTRIBUTIONS:
  Dividends from investment income-net................................                     (.08)                 (.07)
  Dividends from net realized gain on investments.....................                     (.04)                 (.30)
  Dividends in excess of net realized gain on investments.............                        _                  (.08)
                                                                                        ________              ________
  TOTAL DISTRIBUTIONS.................................................                    (.12)                  (.45)
                                                                                        ________              ________
  Net asset value, end of year........................................                   $12.80                $13.45
                                                                                        ========               =======
TOTAL INVESTMENT RETURN...............................................                    3.41%(2,3)            8.71%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.............................                    1.01%(2)              1.42%
  Ratio of net investment income to
  average net assets..................................................                     .76%(2)               .74%
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation..............................                     .34%(2)                 __
  Portfolio Turnover Rate.............................................                   24.48%(2)             25.67%
  Average commission rate paid(4).....................................                   $.0351                $.0297
  Net assets, end of year (000's omitted).............................                   $8,027               $19,016
(1)    From April 30, 1996 (commencement of operations) to December 31, 1996.
(2)    Not annualized.
(3)    Calculated based on net asset value on the close of business on May 1,
       1996 (commencement of initial offering) to December 31, 1996.
(4)    The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus. DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VAcontracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irrecon
                                   [Page 3]

cilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is long-term capital growth. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        The Series anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities principally of foreign issuers which characterized as "value" companies according to criteria established by The Dreyfus Corporation. Under normal market conditions, the Series expects that substantially all of its assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in not less than three foreign countries. The Series' securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks.
        The Series' investment approach is value-oriented, research-driven and risk adverse. To manage the Series, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the classic growth description.
In addition, The Dreyfus Corporation intends to consider broader measures of value, including operating return characteristics, overall financial health and positive changes in business momentum. This value-oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by country allocation guidelines.
        The Series may invest, to a limited extent, in debt securities issued by foreign governments and securities issued by closed-end investment companies. While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate for the current fiscal year is not expected to exceed 150%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Series may engage in various investment techniques, such as transactions in foreign currency, options and futures, and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.

                                   [Page 4]

INVESTMENT CONSIDERATIONS AND RISKS
General _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
Equity Securities _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
Foreign Securities _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
Foreign Currency Transactions _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
Use of Derivatives _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
State Insurance Regulation _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
Simultaneous Investment by Other Series or Funds _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

                                   [Page 5]

Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
MANAGEMENT OF THE FUND
Investment Adviser _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Sandor Cseh. He has held that position since the Series commenced operations, and has been employed by The Dreyfus Corporation since May 1996 and by The Boston Company Asset Management, Inc., an affiliate of The Dreyfus Corporation, or its predecessor since 1994. Prior to joining The Boston Company Asset Management, Inc., Mr. Cseh was President of Cseh International & Associates Inc., the international money management division of Cashman, Farrell & Association, and was a securities analyst with several banks. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.
        For the fiscal year ended December 31, 1997, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of 1.00% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The
                                   [Page 6]

Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
Distributor _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. Transfer and Dividend Disbursing Agent and Custodian _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's Custodian with respect to the Series.
HOW TO BUY SHARES
        Fund shares currently are offered only to separate accounts of Participating Insurance Companies. Individuals may not place purchase orders directly with the Fund.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
        Shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than
                                   [Page 7]

their original cost, depending on the Series' then-current net asset value.
No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with
                                   [Page 8]

applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25%
                                   [Page 9]

of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                   [Page 10]

APPENDIX
INVESTMENT TECHNIQUES
Foreign Currency Transactions _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
Borrowing Money _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
Use of Derivatives _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of
                                   [Page 11]

the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
Lending Portfolio Securities _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
Convertible Securities _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
Warrants _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities.
Depositary Receipts _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership
                                   [Page 12]

of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
Foreign Government Obligations; Securities of Supranational Entities _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
Money Market Instruments _ The Series may invest in the following types of money market instruments.
        U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        Repurchase Agreements. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        Bank Obligations. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an out
                                   [Page 13]

standing unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        Participation Interests. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
Illiquid Securities _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                   [Page 14]

[This Page Intentionally Left Blank]
                                   [Page 15]

Variable
Investment
Fund
International Value
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation
                                            152p0598
                                   [Page 16]

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                        DREYFUS VARIABLE INVESTMENT FUND
                       LIMITED TERM HIGH INCOME PORTFOLIO
______________________________________________________________________________
    The Limited Term High Income Portfolio (the "Series") is a separate diversified portfolio of Dreyfus Variable Investment Fund (the "Fund"), an open-end, management investment company, known as a mutual fund. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from the Fund. This Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product.
    The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities that, under normal market conditions, has an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. Investments in lower rated fixed-income securities are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in the Series.
    The Dreyfus Corporation serves as the Series' investment adviser.
    This Prospectus sets forth concisely information about the Fund and
Series that an investor should know before investing in the Series through a VA contract or VLI policy offered by a Participating Insurance Company. It should be read and retained for future reference.
    The Statement of Additional Information, dated May 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of
Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
    Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                          TABLE OF CONTENTS
                                                                     Page
       Condensed Financial Information...................             3
       Description of the Fund and Series................             3
       Management of the Fund............................             7
       How to Buy Shares.................................             8
       How to Redeem Shares..............................             9
       Dividends, Distributions and Taxes................             9
       Performance Information...........................            10
       General Information...............................            11
       Appendix..........................................            12


                              [Page 2]
                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst &Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                           FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period April 30, 1997 (commencement of operations) to December 31, 1997. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.

                                                                              LIMITED TERM HIGH INCOME PORTFOLIO
                                                                           _______________________________________
  PER SHARE DATA:
  Net asset value, beginning of period.................                                    $12.50
                                                                                           ______
  INVESTMENT OPERATIONS:
  Investment income-net................................                                       .78
  Net realized and unrealized gain
   on investments.......................................                                      .41
                                                                                           ______
  TOTAL FROM INVESTMENT OPERATIONS.....................                                      1.19
                                                                                           ______
  DISTRIBUTIONS:
  Dividends from investment income-net.................                                      (.77)
  Dividends from net realized gain on investments......                                      (.04)
                                                                                           ______
  Total Distributions..................................                                      (.81)
                                                                                           ______
  Net asset value, end of period.......................                                    $12.88
                                                                                           ======
TOTAL INVESTMENT RETURN................................                                     14.27%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets....                                       .89%(1)
  Ratio of interest expenses to average net assets.....                                       .20%(2)
  Ratio of net investment income to
   average net assets...................................                                    10.27%(1)
  Decrease reflected in above expense ratio due to
   undertaking by The Dreyfus Corporation...............                                      .05%(1)
  Portfolio Turnover Rate..............................                                     37.98%(2)
  Net assets, end of period (000's omitted)............                                   $31,454
__________________________
(1)  Annualized.
(2   Not Annualized.

        Further information about the Series' performance is contained in the Series' annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                    DESCRIPTION OF THE FUND AND SERIES
GENERAL
    The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VA contracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
    Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable
                              [Page 3]
conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
    Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
    The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
    Under normal market conditions, the Series will invest at least 65% of the value of its net assets in bonds, debentures, notes and other debt instruments rated below investment grade, or, if unrated, determined by The Dreyfus Corporation to be of comparable quality. The securities in which the Series invests also include mortgage-related securities, asset-backed securities, zero coupon securities, municipal obligations, preferred stock, convertible debt obligations and convertible preferred stock. The issuers of such securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Series may invest in companies in, or governments of, developing countries.
    Under normal market conditions, the Series will invest in a portfolio of securities that has an effective duration of three and one-half years or less. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Series, The Dreyfus Corporation will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.
    Securities rated below investment grade are those rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff"). These securities carry a high degree of risk and are considered speculative by the credit rating agencies. See "Investment Considerations and Risks_High Yield-Lower Rated Securities" and "Appendix_Certain Portfolio Securities_High Yield-Lower Rated Securities" below for a discussion of certain risks, and "Appendix" in the Statement of Additional Information. The Series may hold investment grade rated debt securities (or unrated securities of comparable quality) when the yield differential between below investment grade and investment grade securities narrows and the risk of loss may be reduced with only a relatively small reduction in yield. The Series also may invest in investment grade rated debt securities when The Dreyfus Corporation determines that a defensive investment position is appropriate in light of market or economic conditions.


                              [Page 4]
    While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
    The Series' annual portfolio turnover rate for the current fiscal year is expected to exceed 100%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Series also may engage in various investment techniques, such as transactions in foreign currency, options, futures and swaps, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. The Series' investment in high yield fixed-income securities may cause the Series' share price to be highly volatile at times. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
HIGH YIELD-LOWER RATED SECURITIES_The Series invests primarily in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value.
    Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality debt securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risks associated with below investment grade debt securities potentially can have greater affect on the value of such securities than may be the case with higher quality issues of comparable maturity. See "Appendix_Certain Portfolio Securities_High Yield-Lower Rated Securities" below and "Appendix" in the Statement of Additional Information.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. See "Appendix_Certain Portfolio Securities_Mortgage-Related Securities."
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable
                              [Page 5]
U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
    Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
    Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
    Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
MUNICIPAL LEASE/PURCHASE OBLIGATIONS _ Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
USE OF DERIVATIVES _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures, mortgage-related securities, asset-backed securities and swaps. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and
                              [Page 6]
the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                           MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
    The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Roger King. He has held that position since the Series commenced operations and has been employed by The Dreyfus Corporation since February 1996. Prior thereto, Mr. King was a Vice President of High Yield Research and, most recently, director of High Yield Research at Citibank Securities, Inc. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus
Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
    Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding
Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
    In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
    The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more series and/or to purchasers of VA contracts or VLI policies.
    Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .65 of 1% of the value of the Series' average daily net assets. For the period from April 30, 1997 (commencement of operations) through December 31, 1997, the Fund paid The Dreyfus Corporation a monthly advisory fee at the effective annual rate of .60 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and
                              [Page 7]
increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
EXPENSES _ All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus
Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Series are charged against the assets of the Series; other expenses of the Fund are allocated among the Fund's series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Series.
                              HOW TO BUY SHARES
    FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
    Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
    Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
    Shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series
(i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Series' investments are valued each business day by
                              [Page 8]
an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board.
For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                            HOW TO REDEEM SHARES
    Shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION
ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
    The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
    Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
    The Series declares and pays dividends from net investment income quarterly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
    Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. Section
817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions
                              [Page 9]
made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
    Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
    Management believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
    For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
    Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
    Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
    Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
    Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not
                              [Page 10]
be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return for the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.
    Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Bond Buyer's 20-Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                                GENERAL INFORMATION
    The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
    The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
    To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
    The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
    Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which Series' shares are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                              [Page 11]
                                   APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
    Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
    Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. SHORT-SELLING _ In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
    Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
    The Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.
LEVERAGE _ Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331\3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
    The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Series' borrowings generally will be unsecured.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
    Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or
                              [Page 12]
decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
    Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
    If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
    Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
    The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1\3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at
                              [Page 13]
least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
HIGH YIELD-LOWER RATED SECURITIES _ Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, Fitch and Duff are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
    These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
    The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
        In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage
                              [Page 14]
collateral. Certain mortgage-related securities that may be purchased by the Series, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to interest rate fluctuations, would increase.
        RESIDENTIAL MORTGAGE-RELATED SECURITIES. The Series may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.
        COMMERCIAL MORTGAGE-RELATED SECURITIES. The Series may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.
        SUBORDINATED SECURITIES. The Series also may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
        COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing
                              [Page 15]
Administration or guaranteed by the Department of Veterans' Affairs,
(c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.
        Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Series also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.
        STRIPPED MORTGAGE-BACKED SECURITIES. The Series also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
        REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.
        PRIVATE ENTITY SECURITIES. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.
ASSET-BACKED SECURITIES _ Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Series may invest in these and other types of asset-backed securities that may be developed in the future.
    Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Series with a less effective security interest in the related collateral
                              [Page 16]
than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
MUNICIPAL OBLIGATIONS _ Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
    While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS _ The Series may invest in the following types of money market instruments.
    U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
    REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement
                              [Page 17]
thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
    BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
    COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
    PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.

                              [Page 18]
    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              [Page 19]
Variable
Investment
Fund
Limited Term High Income
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                       DREYFUS VARIABLE INVESTMENT FUND
                           MONEY MARKET PORTFOLIO
______________________________________________________________________________
        THE MONEY MARKET PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THE SERIES INVESTS IN SHORT-TERM MONEY MARKET INSTRUMENTS. AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE
TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
______________________________________________________________________________
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                                  TABLE OF CONTENTS
                                                                  Page
     Condensed Financial Information...................             3
     Yield Information.................................             3
     Description of the Fund and Series................             4
     Management of the Fund............................             6
     How to Buy Shares.................................             7
     How to Redeem Shares..............................             8
     Dividends, Distributions and Taxes................             8
     General Information...............................             9
     Appendix..........................................            11


                                                 [Page 2]
                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusions of which would reduce the Series' total investment return for each year indicated.

                                                                                 MONEY MARKET PORTFOLIO
                                                 ______________________________________________________________________________-
                                                                                 YEAR ENDED DECEMBER 31,
                                                 _______________________________________________________________________________
PER SHARE DATA:                                  1990(1)    1991    1992       1993       1994       1995       1996       1997
                                                 ______    ______  ______     ______     ______     ______     ______      _____
  Net asset value, beginning of year.....        $ 1.00    $ 1.00  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00      $1.00
                                                 ______    ______  ______     ______     ______     ______     ______      _____
  INVESTMENT OPERATIONS:
  Investment income-net...........                 .024      .058    .041       .032       .043       .055       .050       .050
                                                 ______    ______  ______     ______     ______     ______     ______      _____
  DISTRIBUTIONS:
  Dividends from investment
   income-net....................                 (.024)    (.058)  (.041)     (.032)     (.043)     (.055)     (.050)     (.050)
                                                 ______    ______  ______     ______     ______     ______     ______      _____
  Net asset value, end of year....               $ 1.00    $ 1.00  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00      $1.00
                                                 ======    ======  ======     ======     ======     ======     ======      =====
TOTAL INVESTMENT RETURN...........                 7.27%(2)  5.99%   4.14%      3.29%      4.37%      5.66%      5.10%      5.19%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets....       .03%(2)   ._      ._         ._         ._         .62%       .62%       .61%
  Ratio of net investment income to
   average net assets..............                7.18%(2)  5.78%   4.10%      3.23%      4.62%      5.51%      4.96%      5.08%
  Decrease reflected in above
  expense ratios due to undertakings
   by The Dreyfus Corporation......               30.51%(2)  3.94%   4.25%      2.81%       .88%       .03%       ._         ._
  Net assets, end of year (000's omitted)....      $741    $1,619    $790    $ 7,651    $34,728    $45,249    $56,186    $64,628
(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Annualized.

                                   YIELD INFORMATION
        From time to time, the Series will advertise its yield and effective yield. It can be expected that these yields will fluctuate substantially. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Series refers to the investment income generated by an investment in the Series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the
                                                 [Page 3]
type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' effective yield should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., IBC's Money Fund ReportTM, Money Magazine, Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                      DESCRIPTION OF THE FUND AND SERIES
GENERAL
          The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VAcontracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
          Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
          The Series' investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
          The Series invests in U.S. dollar denominated short-term money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches or foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other short-term corporate and bank obligations, including those with floating and variable rates of interest, issued by domestic and foreign corporations. The Series will invest in U.S. dollar denominated
                                                 [Page 4]
obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Series currently does not intend to invest more than 20% of its assets in foreign securities. Securities in which the Series will invest may not earn as high a level of current income as long-term or lower quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value. In addition, the Series may engage in lending portfolio securities and may enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, at least 25% of the Series' assets will be invested in bank obligations. See "Investment Considerations and Risks."
        The Series seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Series uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below. In accordance with Rule 2a-7, the Series is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Fitch IBCA, Inc. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The Series attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Series since the Series usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of the portfolio securities held by the Series will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
BANK SECURITIES _ To the extent the Series' investments are concentrated in the banking industry, the Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Series' shares could be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of
                                                 [Page 5]
comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                           MANAGEMENT OF THE FUND
Investment Adviser _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association,
                                                 [Page 6]
Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The Dreyfus Corporation a monthly advisory fee at the annual rate of .50 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Series and/or to purchasers to VA contracts of VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Series' Custodian.
                                HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.

                                                 [Page 7]
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series uses the amortized cost method of valuing its investments. See "Determination of Net Asset Value" in the Statement of Additional Information.
                              HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                        DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares dividends from net investment income on each day that the Fund determines its net asset value. Dividends usually are paid on the last calendar day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a
                                                 [Page 8]
regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Series generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                                GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Money Market Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to
                                                 [Page 9]
that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.


                                                 [Page 10]
                                     APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Series may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
REVERSE REPURCHASE AGREEMENTS _ The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. As a result of these transactions, the Series is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.
CERTAIN PORTFOLIO SECURITIES
U.S. GOVERNMENT SECURITIES _ Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such
                                                 [Page 11]
U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. REPURCHASE AGREEMENTS _ In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
BANK OBLIGATIONS _ The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER _ Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will comply with Rule 2a-7.
PARTICIPATION INTERESTS _ The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Series' assets invested in securities issued by
                                                 [Page 12]
foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. ASSET-BACKED SECURITIES _ The asset-backed securities in which the Series may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.
ILLIQUID SECURITIES _ The Series may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                 [Page 13]
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                                                 [Page 14]
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                                                 [Page 15]
Variable
Investment
Fund
Money Market Portfolio
Prospectus
Registration Mark
Copy Rights 1998,  Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                        DREYFUS VARIABLE INVESTMENT FUND
                            SPECIAL VALUE PORTFOLIO
______________________________________________________________________________
        The Special Value Portfolio (the "Series") is a separate diversified portfolio of Dreyfus Variable Investment Fund (the "Fund"), an open-end, management investment company, known as a mutual fund. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from the Fund. This Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product.
        The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series is managed as a "contrary value" portfolio and its investments include equity securities, debt securities and money market instruments of domestic and foreign issuers.
        The Dreyfus Corporation serves as the Series' investment adviser.
        This Prospectus sets forth concisely information about the Fund and Series that an investor should know before investing in the Series through a VAcontract or VLI policy offered by a Participating Insurance Company. It should be read and retained for future reference.
        The Statement of Additional Information, dated May 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of
Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
       Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal
Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                                TABLE OF CONTENTS
                                                                    Page
      Condensed Financial Information...................             3
      Description of the Fund and Series................             4
      Management of the Fund............................             7
      How to Buy Shares.................................             8
      How to Redeem Shares..............................             9
      Dividends, Distributions and Taxes................             9
      Performance Information...........................            10
      General Information...............................            11
      Appendix..........................................            12


                                   [Page 2]
                       CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                              SPECIAL VALUE PORTFOLIO
                                                 _____________________________________________________________________________
                                                                               YEAR ENDED DECEMBER 31,
                                                 _____________________________________________________________________________
PER SHARE DATA:                                  1990(1)     1991      1992     1993       1994      1995      1996      1997
                                                 ______     ______    ______   ______     ______    ______    ______    ______
  Net asset value, beginning of year...          $10.00     $10.11    $10.76   $10.14     $12.92    $12.37    $11.70    $10.60
                                                 ______     ______    ______   ______     ______    ______    ______    ______
  INVESTMENT OPERATIONS:
  Investment income-net...........                  .08        .41       .22      .20        .35       .51       .63       .06
  Net realized and unrealized gain
   (loss) on investments...........                 .11        .66      (.11)    2.71       (.56)     (.54)    (1.05)     2.40
                                                 ______     ______    ______   ______     ______    ______    ______    ______
  TOTAL FROM INVESTMENT OPERATIONS.....             .19       1.07       .11     2.91       (.21)     (.03)     (.42)     2.46
                                                 ______     ______    ______   ______     ______    ______    ______    ______
  DISTRIBUTIONS:
  Dividends from investment income-net....         (.08)      (.42)     (.31)    (.13)      (.32)     (.64)     (.56)     (.01)
  Dividends in excess of investment
   income-net.....................                  ._         ._        ._       ._        (.02)      ._       (.06)     (.00)(2)
  Dividends from net realized
   gain on investments.......                       ._         ._       (.42)     ._         ._        ._        ._       (.06)
  Paid-in capital.................                  ._         ._        ._       ._         ._        ._       (.06)      ._
                                                 ______     ______    ______   ______     ______    ______    ______    ______
  TOTAL DISTRIBUTIONS.............                 (.08)      (.42)     (.73)    (.13)      (.34)     (.64)     (.68)     (.07)
                                                 ______     ______    ______   ______     ______    ______    ______    ______
  Net asset value, end of year....               $10.11     $10.76    $10.14   $12.92     $12.37    $11.70    $10.60    $12.99
                                                 ======     ======    ======   ======     ======    ======    ======    ======
TOTAL INVESTMENT RETURN...........                 1.85%(3)  10.60%     1.07%   28.59%     (1.56%)    (.26%)   (3.62%)   23.14%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets....       .34%(3)   1.00%      .97%     .27%       .25%      .94%      .93%      .99%
  Ratio of dividends on securities sold short
   to average net assets...........                 ._         ._        ._       ._         ._        ._        ._        .02%
  Ratio of net investment income to average
   net assets......................                2.11%(3)   4.46%     1.88%    1.87%      3.54%     3.56%     4.12%      .38%
  Decrease reflected in above expense ratios
   due to undertakings.............                8.82%(3)   2.83%     1.70%    2.25%       .88%      ._        ._        ._
  Portfolio Turnover Rate.........                  ._       91.97%   118.78%   99.08%     25.96%    53.88%   124.19%   188.57%
  Average commission rate paid(4).                  ._         ._        ._       ._         ._        ._     $.0250    $.0495
  Net assets, end of year (000's omitted)....     $ 716     $2,179    $1,865   $7,957    $30,510   $25,272   $21,101   $52,981
___________________________
(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Amount represents less than $.01 per share.
(3)  Not annualized.
(4)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                                   [Page 3]
                           DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VAcontracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series is managed as a "contrary value" portfolio and its investments include (i) securities which are out-of-favor and whose price to earnings ratios are lower than the rest of the market or industry, (ii) securities which are temporarily depressed but for which a turnaround is expected and (iii) special situations, such as corporate restructuring, gold stocks and high yield bonds. In connection therewith, the Series follows an asset allocation strategy by investing in equity securities, debt securities and money market instruments of domestic and foreign issuers. The Series will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Series' permitted investment categories at all times. The asset allocation mix selected will be a primary determinant of the Series' investment performance.
        The Series may invest in common stocks, preferred stocks, convertible securities, warrants, bonds, debentures and notes. The Series may invest up to 60% of the value of its total assets in the securities of foreign issuers, including those issued in the form of Depositary Receipts. The Series' may invest up to 20% of the value of its total net assets in securities of issuers principally located in any one foreign country, except that the Series may invest up to 35% of the value of its total net assets in securities of issuers located in any one of the following foreign countries:
Australia, Canada, France, Germany, Japan or the United Kingdom. The Series may invest in the securities of companies whose principal activities are in, or governments of, emerging markets. See "Investment Considerations and Risks _ Foreign Securities" below.
        The Series generally seeks to invest in equity securities that offer above average potential for total return. In making investment decisions for the Series, The Dreyfus Corporation takes into account factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities. The Series will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.
        The Series will invest in debt securities when The Dreyfus Corporation considers the yield and potential for capital appreciation of the security sufficiently attractive in light of the risks of ownership of the security.
                                   [Page 4]
In determining whether the Series should invest in particular debt securities, the factors considered include: the price, coupon and yield to maturity; assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. Ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or other recognized rating agencies also will be considered. The judgment of The Dreyfus Corporation as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service. The Series is not subject to any limit on the percentage of its assets that may be invested in securities having a certain rating. Low-rated and unrated securities have special risks relating to the ability of the Series to receive timely, or perhaps ultimate, payment of principal and interest. Such securities are considered to have speculative characteristics and to be of poor quality; some obligations in which the Series may invest may be in default. See "Investment Considerations and Risks_Lower Rated Securities" below. The Series also may invest in zero coupon securities (as described below).
        The Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." The Series may invest up to 100% of its assets in money market instruments, but at no time will the Series' investments in bank obligations, including time deposits, exceed 25% of its assets.
        The Series may invest in securities issued by closed-end investment companies which principally invest in securities of foreign issuers. The Series also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts.
        The Series' annual portfolio turnover rate for the current fiscal year may exceed 100%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as leveraging, foreign currency transactions, options and futures transactions, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of the Series' shares and thus the Series' total return to investors.
        The Series may purchase the securities of small capitalization companies the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

                                   [Page 5]
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain debt securities purchased by the Series, such as those rated Baa or lower by Moody's and BBB or lower by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security.
See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
LOWER RATED SECURITIES _ The Series may invest up to 35% of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as the lowest rating assigned by Moody's or S&P. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix_Certain Portfolio Securities_ Ratings."
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
USE OF DERIVATIVES _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.

                                   [Page 6]
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                            MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A,. which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Timothy M. Ghriskey. He has held that position since January 1, 1997 and has been employed by The Dreyfus Corporation since July 1995. For more than five years prior thereto, he was Vice President and Associate Managing Partner of Loomis,
 Sayles & Company, L.P. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries,
                                   [Page 7]
provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Series' Custodian.
                             HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net
                                   [Page 8]
asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                              HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy
                                   [Page 9]
these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                         PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies.
                                   [Page 10]
The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                            GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Special Value Portfolio are being offered. Before October 1, 1997, the Series' name was Managed Assets Portfolio. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling
516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                   [Page 11]
                                     APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. SHORT-SELLING _ In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.
LEVERAGE _ Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Series' borrowings generally will be unsecured.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These
                                   [Page 12]
instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on
                                   [Page 13]
a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount may be warrants which are not listed on the New York or American Stock Exchange. DEPOSITARY RECEIPTS _The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs_The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of
                                   [Page 14]
issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or
                                   [Page 15]
guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES _ The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS _ Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus
                                   [Page 16]
Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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Variable
Investment
Fund
Special Value
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

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PROSPECTUS                                                     MAY 1, 1998
                      DREYFUS VARIABLE INVESTMENT FUND
                          QUALITY BOND PORTFOLIO
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        THE QUALITY BOND PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE THE MAXIMUM AMOUNT OF CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THE SERIES INVESTS PRINCIPALLY IN DEBT OBLIGATIONS OF CORPORATIONS, THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES, AND MAJOR U.S. BANKING INSTITUTIONS.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND
SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VACONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                         TABLE OF CONTENTS
                                                                     Page
   Condensed Financial Information...........................         3
   Description of the Fund and Series........................         3
   Management of the Fund....................................         7
   How to Buy Shares.........................................         8
   How to Redeem Shares......................................         8
   Dividends, Distributions and Taxes........................         9
   Performance Information...................................        10
   General Information.......................................        10
   Appendix..................................................        12


                                      [Page 2]
CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series total investment return for each year indicated.

                                                                         QUALITY BOND PORTFOLIO
                                            ____________________________________________________________________________________
                                                                        YEAR ENDED DECEMBER 31,
                                            ____________________________________________________________________________________
PER SHARE DATA:                             1990(1)     1991     1992       1993        1994        1995        1996        1997
                                             _____     _____    _____      _____       _____       _____       _____       _____
  Net asset value, beginning of year        $10.00    $10.01   $10.67     $10.94      $11.81      $10.53      $11.81      $11.50
                                             _____     _____    _____      _____       _____       _____       _____       _____
  INVESTMENT OPERATIONS:
  Investment income-net...........             .23       .70      .92        .76         .73         .68         .66         .73
  Net realized and unrealized gain
  (loss) on investments...........             .01       .66      .30        .88       (1.27)       1.42        (.31)        .32
                                             _____     _____    _____      _____       _____       _____       _____       _____
  TOTAL FROM INVESTMENT OPERATIONS             .24      1.36     1.22       1.64        (.54)       2.10         .35        1.05
                                             _____     _____    _____      _____       _____       _____       _____       _____
  DISTRIBUTIONS:
  Dividends from investment income-net        (.23)     (.70)    (.92)      (.76)       (.73)       (.69)       (.66)       (.73)
  Dividends from net realized
  gain on investments.............              __        __     (.03)      (.01)       (.01)       (.13)         __        (.09)
                                             _____     _____    _____      _____       _____       _____       _____       _____
  TOTAL DISTRIBUTIONS.............            (.23)     (.70)    (.95)      (.77)       (.74)       (.82)       (.66)       (.82)
                                             _____     _____    _____      _____       _____       _____       _____       _____
  Net asset value, end of year....          $10.01    $10.67   $10.94     $11.81      $10.53      $11.81      $11.50      $11.73
                                           =======   =======   ======    =======     =======     =======      ======      =======
TOTAL INVESTMENT RETURN...........          7.12%(2)  14.12%   12.09%     15.33%      (4.59%)     20.42%       3.13%       9.42%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average
  net assets......................            .15%(2)     __       __         __          __        .81%        .79%        .75%
  Ratio of interest expense to
    average net assets                          __        __       __         __          __          __          __        .02%
  Ratio of net investment income
  to average net assets...........          7.20%(2)   7.52%    8.54%      6.51%       7.03%       6.13%       5.86%       6.27%
  Decrease reflected in above
    expense ratios due
    to undertakings by
    The Dreyfus Corporation                137.05%(2) 13.13%    5.33%      3.51%      1.20%         .04%          __          __
  Portfolio Turnover Rate.........              __        __    9.39%    110.62%      64.80%     263.53%     258.36%     374.76%
  Net assets, end of year (000's omitted)      $59      $410     $405     $4,706     $13,244     $37,447     $60,936     $88,292
(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Annualized.

        Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus. DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VA contracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcil
                                      [Page 3]

able conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by series. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Series' net assets will consist of obligations of corporations which, at the time of purchase by the Series, are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or determined to be of comparable quality by The Dreyfus Corporation, and of securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Series also may invest in mortgage-related securities, municipal obligations and zero coupon securities as described herein. At least 65% of the value of the Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.
        Up to 20% of the Series' assets may consist of high grade commercial paper of U.S. issuers, certificates of deposit, time deposits and bankers' acceptances, and corporate bonds which are rated in any category lower than A by both Moody's and S&P. When deemed necessary for temporary defensive purposes or in connection with loans of portfolio securities, the Series' investment in high grade commercial paper, certificates of deposit, time deposits and bankers' acceptances may exceed 20% of its assets, although the Series currently does not intend to invest more than 5% of its assets in any one of these types of instruments. Under no circumstances will the Series invest more than 20% of its assets in corporate bonds which are rated lower than A, but in no case lower than B, by both Moody's and S&P or unrated. In addition, the Series will invest no more than 5% of its assets in bonds rated Ba or B by Moody's and BB or B by S&P. The Series may invest up to 10% of its assets in securities of foreign issuers. See "Investment Considerations and Risks_Foreign Securities" below.
        The Series' annual portfolio turnover rate for the current fiscal year is not expected to exceed 300%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. However, the Series usually does not pay brokerage commission s when it purchases debt obligations. The Series may engage in various investment techniques, such as lending portfolio securities. For discussion of the investment techniques and their related risks, see
"Appendix_Investment Techniques_Lending Portfolio Securities" below and "Investment Objectives and Management Policies" in the Statement of
Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
General _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to
                                      [Page 4]

undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series, such as those rated Baa or lower by Moody's and BBB or lower by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-relate d securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. See "Appendix_Certain Portfolio Securities_Mortgage-Related Securities."
Lower Rated Securities _ The Series may invest up to 5% of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as those rated B by Moody's or S&P (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated secur ities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix_Certain Portfolio Securities_ Ratings."
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experi
                                      [Page 5]

enced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
Use of Derivatives _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include mortgage-related securities. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
MUNICIPAL LEASE/PURCHASE OBLIGATIONS _ Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
        Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.

                                      [Page 6]

MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The investment decisions for the Series are made by the Taxable Fixed-Income Committee of The Dreyfus Corporation, and no person is primarily responsible for making recommendations to that committee. The portfolio managers comprising the Taxable Fixed-Income Committee are identifie d in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of .65 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.

                                      [Page 7]

HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.

                                      [Page 8]

DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income monthly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income (including discount recognized as ordinary income, if any), together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.

                                      [Page 9]

PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods.depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' effective yield and total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Intermediate Government Corporate Bond Index, Money Magazine, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may
                                      [Page 10]

have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Quality Bond Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.

                                      [Page 11]

APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES _ U.S. Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for
                                      [Page 12]

          conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
          In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Series, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to interest rate fluctuations, would increase.
          RESIDENTIAL MORTGAGE-RELATED SECURITIES. The Series may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

                                      [Page 13]

        COMMERCIAL MORTGAGE-RELATED SECURITIES. The Series may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.
        SUBORDINATED SECURITIES. The Series also may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
        COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.
          Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Series also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.
          STRIPPED MORTGAGE-BACKED SECURITIES. The Series also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in
                                      [Page 14]

          a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
          REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.
          PRIVATE ENTITY SECURITIES. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.
MUNICIPAL OBLIGATIONS _ Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                                      [Page 15]

MONEY MARKET INSTRUMENTS _ The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissi
                                      [Page 16]

ble for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected. RATINGS _ Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                      [Page 17]

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                                      [Page 18]

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                                      [Page 19]

Variable
Investment
Fund
Quality Bond
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation
                                            120p0598
                                      [Page 20]

_____________________________________________________________________________-
PROSPECTUS                                                         MAY 1, 1998
                       DREYFUS VARIABLE INVESTMENT FUND
                            SMALL CAP PORTFOLIO
_____________________________________________________________________________-
        THE SMALL CAP PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. FUND SHARES ARE
OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE
ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES ("PARTICIPATING INSURANCE COMPANIES") TO FUND VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' INVESTMENT OBJECTIVE IS TO MAXIMIZE CAPITAL APPRECIATION. THE SERIES INVESTS PRINCIPALLY IN COMMON STOCKS OF DOMESTIC AND FOREIGN ISSUERS. THE SERIES WILL BE PARTICULARLY ALERT TO COMPANIES THAT THE DREYFUS CORPORATION CONSIDERS TO BE EMERGING SMALLER-SIZED COMPANIES WHICH ARE BELIEVED TO BE CHARACTERIZED BY NEW OR INNOVATIVE PRODUCTS, SERVICES OR PROCESSES WHICH SHOULD ENHANCE PROSPECTS FOR GROWTH IN FUTURE EARNINGS.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
_____________________________________________________________________________-
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
_____________________________________________________________________________-

                      TABLE OF CONTENTS
                                                                 Page
    Condensed Financial Information........................        3
    Description of the Fund and Series.....................        3
    Management of the Fund.................................        6
    How to Buy Shares......................................        7
    How to Redeem Shares...................................        8
    Dividends, Distributions and Taxes.....................        8
    Performance Information................................        9
    General Information....................................       10
    Appendix...............................................       11


                                   [Page 2]
                         CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                               FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                                SMALL CAP PORTFOLIO
                                            ____________________________________________________________________________________
                                                                              YEAR ENDED DECEMBER 31,
                                            ____________________________________________________________________________________
PER SHARE DATA:                             1990(1)     1991      1992     1993        1994        1995       1996         1997
                                            ______    _______    ______   ______      ______      ______     ______       ______
  Net asset value, beginning of year...     $10.00     $10.21    $20.60   $22.71      $34.45      $36.52     $46.13       $52.08
                                            ______    _______    ______   ______      ______      ______     ______       ______
  INVESTMENT OPERATIONS:
  Investment income-net...........             .21(2)     .14(2)  .18(2)     .14         .17         .16        .10          .07
  Net realized and unrealized gain
  on investments..................             ._       15.85(2)  13.10(2) 14.93        2.50       10.54       7.53         8.49
                                            ______    _______    ______   ______      ______      ______     ______       ______
  TOTAL FROM INVESTMENT OPERATIONS...          .21(2)   15.99(2)  13.28(2) 15.07        2.67       10.70       7.63         8.56
                                            ______    _______    ______   ______      ______      ______     ______       ______
  DISTRIBUTIONS:
  Dividends from investment income-net.....    ._        (.15)     (.15)    (.14)       (.16)       (.18)      (.10)        (.07)
  Dividends in excess of
   investment income-net...........            ._         ._        ._      (.01)        ._          ._         ._           ._
  Dividends from net realized
   gain on investments............             ._       (5.45)   (11.02)   (3.18)       (.33)       (.91)     (1.51)       (3.43)
  Dividends in excess of net realized gain
   on investments..................            ._         ._        ._       ._         (.11)        ._        (.07)         ._
                                            ______    _______    ______   ______      ______      ______     ______       ______
  TOTAL DISTRIBUTIONS.............             ._       (5.60)   (11.17)   (3.33)       (.60)      (1.09)     (1.68)       (3.50)
                                            ______    _______    ______   ______      ______      ______     ______       ______
  Net asset value, end of year....          $10.21    $ 20.60    $22.71   $34.45      $36.52      $46.13     $52.08       $57.14
                                            ======    =======    ======    ======      ======      ======     ======       ======
TOTAL INVESTMENT RETURN...........            2.10%(3) 159.73%    71.28%   68.31%       7.75%      29.38%     16.60%       16.75%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets      .34%(3)   1.16%      .94%     .25%        .55%        .83%       .79%         .78%
  Ratio of net investment income to
   average net assets..............           2.10%(3)    .77%      .76%     .89%       1.18%        .54%       .24%         .12%
  Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation.....           84.84%(3)   3.64%     2.29%    1.79%        .52%        ._         ._           ._
  Portfolio Turnover Rate.........             ._      388.70%   358.27%  244.59%     106.00%      99.02%     89.10%       79.00%
  Average commission rate paid(4).             ._         ._        ._       ._          ._          ._      $.0571       $.0657
  Net assets, end of year (000's omitted)...   $36     $1,554    $2,679  $18,337    $173,215    $543,281   $960,365   $1,274,292
____________________
(1)  From August 31, 1990 (commencement of operations) to
     December 31, 1990.
(2)  Based on average shares outstanding.
(3)  Not annualized.
(4)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

    Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                            Description of the Fund and Series
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VA contracts
                                   [Page 3]
and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to maximize capital appreciation. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        The Series seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. During periods The Dreyfus Corporation judges to be of market strength, the Series will act aggressively to increase shareholders' capital by investing principally in common stocks (some of which may be dividend paying) of domestic and foreign issuers. Under normal market conditions, the Series will invest at least 65% of its total assets in companies, both domestic and foreign, with market capitalizations of less than $1.5 billion at the time of purchase which the Series believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Series also will make investments based on prospective economic or political changes. Further, the Series will invest in special situations such as corporate restructurings, mergers or acquisitions, thereby seeking out undervalued securities.
        The Series may invest up to 25% of the value of its assets in the common stocks of foreign companies which are not publicly traded in the United States. The Series currently does not intend to invest more than 20% of its assets in foreign securities. See "Investment Considerations and Risks _ Foreign Securities" below.
        The Series also may invest in debt securities rated as low as the lowest rating assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), and in unrated debt securities, which have special risks. See "Investment Considerations and Risks _Fixed-Income Securities" and "_ Lower Rated Securities" below.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when TheDreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Series' annual portfolio turnover rate for the current fiscal year is expected to exceed 100%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions and, to a limited extent, short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objectives and Management Policies _ Management Policies" in the Statement of Additional Information.

                                   [Page 4]
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The Series may purchase the securities of small capitalization companies the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix _ Certain Portfolio Securities _ Ratings" below and "Appendix" in the Statement of Additional Information.
LOWER RATED SECURITIES_The Series may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as the lowest rating assigned by Moody's or S&P. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix _ Certain Portfolio Securities _ Ratings."
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

                                   [Page 5]
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of the Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                               Management of the Fund
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio managers are Hilary R. Woods and Paul Kandel. They have held that position since October 1996 and have been employed by The Dreyfus Corporation since 1987 and 1994, respectively. Prior to joining The Dreyfus Corporation, Mr. Kandel was a Manager at Ark Asset Management. The Series' other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in
                                   [Page 6]
proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The
Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                                 How to Buy Shares
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding.
The Series' investments are valued based on market value, or where market quotations are not readily
                                   [Page 7]
available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                              How to Redeem Shares
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
Dividends, Distributions and Taxes
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company.Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax
                                   [Page 8]
treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997, as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
Performance Information
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return basis.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be
                                   [Page 9]
used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                                General Information
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Small Cap
Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, a new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.


                                   [Page 10]
                                         APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. SHORT-SELLING _ The Series may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may
                                   [Page 11]
engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount may be warrants which are not listed on the New York or American Stock Exchange. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs_The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment
                                   [Page 12]
risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer then seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected. RATINGS _ The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities
                                   [Page 13]
to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   [Page 14]
[This Page Intentionally Left Blank]
                                   [Page 15]
Variable
Investment
Fund
Small Cap Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                        DREYFUS VARIABLE INVESTMENT FUND
                          SMALL COMPANY STOCK PORTFOLIO
______________________________________________________________________________
        THE SMALL COMPANY STOCK PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS
THAT ARE GREATER THAN THE TOTAL RETURN PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY THE RUSSELL 2500trademark INDEX. THE SERIES INVESTS PRIMARILY IN A PORTFOLIO OF EQUITY SECURITIES OF SMALL- TO MEDIUM-SIZED DOMESTIC ISSUERS, WHILE ATTEMPTING TO MAINTAIN VOLATILITY AND DIVERSIFICATION SIMILAR TO THAT OF THE RUSSELL 2500trademark INDEX.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________


                         TABLE OF CONTENTS
                                                                     Page
      Condensed Financial Information...................               3
      Description of the Fund and Series................               3
      Management of the Fund............................               6
      How to Buy Shares.................................               7
      How to Redeem Shares..............................               7
      Dividends, Distributions and Taxes................               8
      Performance Information...........................               9
      General Information...............................               9
      Appendix..........................................              11


                              [Page 2]
                         CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, available upon request.
                              FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for the year indicated.

                                                                                        SMALL COMPANY STOCK PORTFOLIO
                                                                                      ___________________________________
                                                                                           YEAR ENDED DECEMBER 31,
                                                                                      ___________________________________
                                                                                           1996(1)                1997
                                                                                           ______-               _____
PER SHARE DATA:
  Net asset value, beginning of year..................................                     $12.50                $13.52
                                                                                           ______                _____-
  INVESTMENT OPERATIONS:
  Investment income-net...............................................                        .05                   .05
  Net realized and unrealized gain
   on investments......................................................                      1.03                  2.89
                                                                                           ______                _____-
  TOTAL FROM INVESTMENT OPERATIONS....................................                       1.08                  2.94
                                                                                           ______                _____-
  DISTRIBUTIONS:
  Dividends from investment income-net................................                       (.05)                 (.04)
  Dividends from net realized gain investments........................                       (.01)                 (.29)
                                                                                           ______                _____-
  TOTAL DISTRIBUTIONS.................................................                       (.06)                 (.33)
                                                                                           ______                _____-
  Net asset value, end of year........................................                     $13.52                $16.13
                                                                                           ======                ======
TOTAL INVESTMENT RETURN...............................................                    8.73%(2,3)             21.77%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.............................                     .75%(2)               1.12%
  Ratio of net investment income to
   average net assets..................................................                     .39%(2)               .53%
  Decrease reflected in above expense ratio due to
   undertaking by The Dreyfus Corporation..............................                     .19%(2)               _
  Portfolio Turnover Rate.............................................                   35.68%(2)               34.48%
  Average commission rate paid(4).....................................                        $.0412             $.0555
  Net assets, end of year (000's omitted).............................                        $8,148             $28,154
_______________________
(1)  From April 30, 1996 (commencement of operations) to December 31, 1996.
(2)  Not annualized.
(3)  Calculated based on net asset value on the close of business on May 1,
     1996 (commencement of initial offering) to December 31, 1996.
(4)  The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Series' performance is contained in the Series' annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                    DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VAcontracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.

                              [Page 3]
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by Russell 2500trademark Index.* The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. MANAGEMENT POLICIES
        The Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index.* The Russell 2500trademark Index is composed of common stocks issued by small- and medium-sized companies, typically with market capitalizations between $100 million and $3 billion. The Series will invest in the securities of such issuers that are considered by The Dreyfus Corporation to offer above-average growth potential. The Series also may invest in initial public offerings of stock when The Dreyfus Corporation determines that such offerings provide above-average short-term appreciation opportunities. The equity securities in which the Series invests consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. The Series also may invest up to 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.
        While seeking desirable investments, the Series may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest its entire portfolio in money market instruments.
        The Series' annual portfolio turnover rate for the current fiscal year is not expected to exceed 100%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as lending portfolio securities, transactions in foreign currency, options and futures, and reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies"in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Series should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in
the Statement of Additional Information for a further discussion of certain risks.
_______________________________
* Russell 2500trademark is a trademark of Frank Russell Company. The Series is not sponsored, endorsed, sold or promoted by Frank Russell Company.
                              [Page 4]
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        TheSeries may purchase the securities of small capitalization companies the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
USE OF DERIVATIVES _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS _ Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

                              [Page 5]
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                              MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is James Wadsworth. He has held that position since the Series commenced operations. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Wadsworth also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990, and has been Chief Investment Officer of Laurel Capital Advisors since June 1994. Mr. Wadsworth also is a First Vice President of Mellon, where he has been employed since 1977. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The Dreyfus Corporation a monthly advisory fee at the annual rate of .75 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.

                              [Page 6]
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                              HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
                            HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

                              [Page 7]
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income annually. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in certain cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal Income taxes to the extent that its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.

                              [Page 8]
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                        PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance. Companies under their VA contracts or VLI policies. The effective yield and total return of the Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Russell 2500trademark Index, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.
                             GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25%
                              [Page 9]
of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Small Company Stock Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Series and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.


                              [Page 10]
                                  APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Series may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.
REVERSE REPURCHASE AGREEMENTS _ The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. As a result of these transactions, the Series is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of
                              [Page 11]

an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will the Series have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of
                              [Page 12]
the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.
DEPOSITARY RECEIPTS _ The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs_The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund and Series _ Investment Considerations and Risks _ Foreign Securities."

                              [Page 13]
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer then seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES _ The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
ZERO COUPON SECURITIES _ The Series may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES _ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.

                              [Page 14]
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              [Page 15]
Variable
Investment
Fund
Small Company Stock
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                        DREYFUS VARIABLE INVESTMENT FUND
                           ZERO COUPON 2000 PORTFOLIO
______________________________________________________________________________
        THE ZERO COUPON 2000 PORTFOLIO (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH
THE PROSPECTUS OF THE SEPARATE ACCOUNTS OF THE SPECIFIC INSURANCE PRODUCT.
        THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH AN INVESTMENT RETURN AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE SERIES INVESTS PRIMARILY IN DEBT OBLIGATIONS OF THE U.S. TREASURY THAT HAVE BEEN STRIPPED OF THEIR UNMATURED INTEREST COUPONS, INTEREST COUPONS THAT HAVE BEEN STRIPPED FROM DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY, RECEIPTS AND CERTIFICATES FOR SUCH STRIPPED DEBT OBLIGATIONS, AND STRIPPED COUPONS AND ZERO COUPON SECURITIES ISSUED BY DOMESTIC CORPORATIONS. THE SERIES' ASSETS WILL CONSIST PRIMARILY OF PORTFOLIO SECURITIES WHICH WILL MATURE ON OR ABOUT DECEMBER 31, 2000, AT WHICH TIME IT IS EXPECTED THAT THE PORTFOLIO WILL BE LIQUIDATED.
        THE DREYFUS CORPORATION SERVES AS THE SERIES' INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN THE SERIES THROUGH A VA CONTRACT OR VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                                 TABLE OF CONTENTS
                                                                   Page
      Condensed Financial Information...................             3
      Description of the Fund and Series................             3
      Management of the Fund............................             7
      How to Buy Shares.................................             8
      How to Redeem Shares..............................             8
      Dividends, Distributions and Taxes................             9
      Performance Information...........................            10
      General Information...............................            11
      Appendix..........................................            12


                              [Page 2]
                     CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each year indicated.

                                                                              ZERO COUPON 2000 PORTFOLIO
                                                   _____________________________________________________________________________
                                                                                 YEAR ENDED DECEMBER 31,
                                                   _____________________________________________________________________________
PER SHARE DATA:                                    1990(1)     1991      1992      1993      1994      1995      1996      1997
                                                   ______     ______    ______    ______    ______    ______    ______    ______
  Net asset value, beginning of year....           $10.00     $10.45    $11.64    $11.77    $12.57    $11.39    $12.70    $12.29
                                                   ______     ______    ______    ______    ______    ______    ______    ______
  INVESTMENT OPERATIONS:
  Investment income-net...........                    .22        .76       .83       .79       .69       .69       .68       .69
  Net realized and unrealized gain (loss)
   on investments..................                   .45       1.25       .15       .96     (1.18)     1.31      (.36)      .14
                                                   ______     ______    ______    ______    ______    ______    ______    ______
  TOTAL FROM INVESTMENT OPERATIONS.......             .67       2.01       .98      1.75      (.49)     2.00       .32       .83
                                                   ______     ______    ______    ______    ______    ______    ______    ______
  DISTRIBUTIONS:
  Dividends from investment income-net.....          (.22)      (.76)     (.84)     (.78)     (.68)     (.69)     (.68)     (.69)
  Dividends from net realized
   gain on investments.............                   ._        (.06)     (.01)     (.17)     (.01)      ._       (.05)     (.13)
                                                   ______     ______    ______    ______    ______    ______    ______    ______
  TOTAL DISTRIBUTIONS.............                   (.22)      (.82)     (.85)     (.95)     (.69)     (.69)     (.73)     (.82)
                                                   ______     ______    ______    ______    ______    ______    ______    ______
  Net asset value, end of year....                 $10.45     $11.64    $11.77    $12.57    $11.39    $12.70    $12.29    $12.30
                                                   ======     ======    ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN...........                  20.09%(2)  20.09%     8.87%    15.19%    (3.91%)   17.95%     2.59%     7.01%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets....         .70%(2)    .72%      .64%      ._        ._        .68%      .66%      .61%
  Ratio of net investment income to
   average net assets..............                  8.03%(2)   7.41%     7.15%     6.21%     6.04%     5.73%     5.54%     5.65%
  Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation.........                 81.13%(2)   5.04%     2.28%     2.43%     1.05%      .03%      ._        ._
  Portfolio Turnover Rate.........                    ._       42.82%     3.08%   106.35%      ._      49.43%    98.28%   200.54%
  Net assets, end of year (000's omitted).....       $155     $1,296    $1,362    $5,696   $10,913   $22,291   $31,796   $35,106
_______________________
(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Annualized.

       Further information about the Series' performance is contained in the Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                            DESCRIPTION OF THE FUND AND SERIES
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VAcontracts and VLI policies to conflict, although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable
                              [Page 2]
conflict might result in the withdrawal of a substantial amount of the Series' assets which could adversely affect the Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders. See "General Information."
INVESTMENT OBJECTIVE
        The Series' investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.
MANAGEMENT POLICIES
        The Series invests in a portfolio consisting primarily (but currently not anticipated to be in excess of 55% of the Series' assets) of debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). See "Appendix_Certain Portfolio Securities_Stripped Treasury Securities." The Series also may purchase other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by a variety of tax exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities"). In addition, the Series may purchase zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities"). Stripped Corporate Securities held by the Series will be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). In addition, the Series may purchase stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often guaranteed subsidiaries of domestic corporations. The Series may invest up to 25% of its assets in securities of foreign issuers. At the present time, the Series does not intend to invest more than 20% of its assets in securities of foreign issuers. See "Investment Considerations and Risks_Foreign Securities." To the extent that a liquid secondary market is not available for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities or stripped Eurodollar obligations, the Series will invest no more than 15% of its net assets in such securities and in other securities that are illiquid. For a further discussion concerning Stripped Securities, including stripped Eurodollar obligations, see "Investment Considerations and Risks _ Special Considerations Relating to Stripped Securities" below.
        Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and stripped Eurodollar obligations are referred to collectively herein as "Stripped Securities." The Zero Coupon 2000 Portfolio is so designated because at least 65% of the value of its assets will consist of portfolio securities which will mature on or about December 31, 2000.
        In addition to investing at least 65% of its net assets in Stripped Securities, the Series also will purchase interest-bearing U.S. Government securities and other money market instruments held for the purpose of providing income with which to pay the expenses of the Series and to provide funds with which to meet redemption requests.
        There can be no assurance that the Series' objective can be met if Series shares are redeemed prior to maturity of the underlying Stripped Securities because market prices of the Stripped Securities before maturity will vary with changes in interest rates. Stripped Securities, including stripped Eurodollar obligations, do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial (or "deep") discount from their face amounts. The market
                              [Page 4]
value of Stripped Securities, and therefore of the shares of the Series, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.
        On December 31, 2000, the maturity date for the Series, the portfolio will be liquidated. Some of the Series' portfolio securities may mature up to several months earlier than the planned maturity date of the Series. Attempts will be made to match the maturity dates of the portfolio assets with the Series' maturity date as closely as possible, but securities may be purchased with earlier maturities where additional revenue for the Series may be achieved by such purchases. Prior to December 31, 2000, shareholders will be informed of the liquidation of the Series and will be offered the opportunity to exchange their investment upon maturity for another Series of the Fund. In the event the Series has not received instructions from shareholders as to the disposition of funds upon maturity of the Series, such funds will be invested automatically in the Fund's Money Market Portfolio.
        The Series' annual portfolio turnover rate for the current fiscal year is not expected to exceed 150%. A turnover rate of 100% is equivalent to the Series buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Series may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their relative risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies _Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share should be expected to fluctuate. Investors should consider the Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
SPECIAL CONSIDERATIONS RELATING TO STRIPPED SECURITIES _ A Stripped Security is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. The discount from face value at which Stripped Securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. Because the discount from face value is known at the time of investment, investors holding Stripped Securities until maturity know the total amount of their investment return at the time of investment. In contrast, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investment's total return is uncertain even for investors holding the securities to their maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With Stripped Securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the Stripped Securities to maturity.
        Stripped Securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer, which may be more or less than the securities' value. The market prices of Stripped Securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do other debt obligations having similar maturities and credit quality characteristics. As a result, the net asset value of shares of the Series may fluctuate over a greater range than shares of other mutual funds that invest in obligations of the U.S. Government or corporations having similar maturities but that make current distributions of interest.
        As an open-end investment company, the Series will be issuing new shares and will be required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the

                              [Page 5]
request. However, because of the price volatility of Stripped Securities prior to maturity, a shareholder who redeems shares may realize an amount that is less or greater than the entire amount initially invested. Accordingly, the Series may not be appropriate for investors that expect to have a current need for income from the investment or wish to liquidate their investment prior to December 31, 2000.
        Each year the Series will be required to accrue an increasing amount of income on its Stripped Securities. To maintain its tax status as a regulated investment company and to avoid imposition of excise taxes, however, the Series will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income derived from its Stripped Securities for which it receives no payments in cash prior to their maturity.
        The Series cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain Stripped Securities to pay expenses or dividends or to meet redemptions at times and at prices that might be disadvantageous, or, alternatively, to invest assets received from new purchases at prevailing interest rates, which would expose the Series to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Fund's Board. In accordance with such guidelines, The Dreyfus Corporation will monitor the Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Series, such as those rated Baa by Moody's and BBB by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Series will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
USE OF DERIVATIVES _ The Series may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
STATE INSURANCE REGULATION _ The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, the Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that the Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.
SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS_Investment decisions for the Series are made independently from those of the other series and investment companies managed by The Dreyfus Corporation. If, however, such other series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

                              [Page 6]
Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by The Dreyfus Corporation and the Series' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Dreyfus Corporation is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Series' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Series.
                              MANAGEMENT OF THE FUND
INVESTMENT ADVISER_The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, The Dreyfus Corporation managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Series' primary portfolio manager is Gerald E. Thunelius. He has held that position since March 1997 and has been a portfolio manager of the Series since June 1994. Mr. Thunelius has been employed by The Dreyfus Corporation since September 1989. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Series and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets, including approximately $60 billion in mutual fund assets.
        For the fiscal year ended December 31, 1997, the Fund paid The Dreyfus Corporation an advisory fee at the annual rate of .45 of 1% of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fee and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Series and/or to purchasers of VA contracts or VLI policies.

                              [Page 7]
Distributor_The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Series' Custodian.
                                HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of Series shares outstanding. The Series' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                           HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

                              [Page 8]
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                   DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Series declares and pays dividends from net investment income monthly. The Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the the Internal
Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Series will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. Shares begin dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. The Series intends to satisfy these conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Series shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Series has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.
                              [Page 9]
Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                           PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
        In addition, the Series will calculate on each business day its anticipated growth rate, which is the annualized rate of growth investors may expect from the time they purchase a share until the Series' target date. The anticipated growth rate cannot be guaranteed, as it involves certain assumptions about variable factors such as reinvestment of dividends and distributions, the Series' expense ratio and portfolio composition. The rate will vary from day-to-day due to changes in interest rates and other market factors affecting the value of the Series' investments. Furthermore, differences in the price changes of securities with different maturities can affect investment return, as can the skill of the investment adviser in managing the Series. Under certain circumstances, shareholder redemptions also could affect the anticipated growth rate. See "Description of the Fund and Series _ Investment Considerations and Risks _ Special Considerations Relating to Stripped Securities."
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of the Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The Series' effective yield and total return should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. VA contract holders and VLI policy holders should consult the prospectus for their contract or policy.
        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information
                              [Page 10]
may be used from time to time in advertising the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications.
                          GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. The Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control a Series to the extent that its separate account(s) may own in the aggregate more than 25% of a Series' shares. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Zero Coupon 2000 Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of thirteen series of shares. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Fund and the market values thereof as determined by the Series Board and will provide other information about the Fund and its operations.


                              [Page 11]
                                 APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ The Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments.
USE OF DERIVATIVES _ The Series may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund and Series _
Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.
        If the Series invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although neither the Fund nor the Series will be a commodity pool, certain Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in such Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series
                              [Page 12]
might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.
FORWARD COMMITMENTS _ The Series may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Series is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Series' other investments. If the Series is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Series may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Series' exposure to changes in interest rates and will increase the volatility of its returns. The Series will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments. At no time will a Series have more than 33 1\3% of its assets committed to purchase securities on a forward commitment basis.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES _ U.S. Treasury Securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to protect investors against inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if the rate of inflation increases, the principal and interest payments on the TIPS also increase, protecting investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not decrease below its face amount at maturity.
          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if the rate of inflation rises will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
STRIPPED TREASURY SECURITIES _ Stripped Treasury Securities are U.S.
Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons.
        Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.
        Stripped Treasury Securities will include one or more of the following types of securities: (a) U.S. Treasury debt obligations originally issued as bearer coupon bonds which have been stripped of their unmatured interest coupons, (b) coupons which have been stripped from U.S. Treasury bonds, either of which may be held through the Federal Reserve Bank's book entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or "Coupon Under Book-Entry Safekeeping" ("CUBES"), and (c) receipts or certificates for stripped U.S. Treasury debt obligations evidencing ownership of future interest or principal payments on U.S. Treasury notes or bonds which are direct obligations of the United
                              [Page 13]
States. The receipts or certificates must be issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury obligation (which may be held by it either in physical or in book-entry form). See "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information. STRIPPED CORPORATE SECURITIES _ Stripped Corporate Securities consist of corporate debt obligations issued by domestic corporations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped Corporate Securities purchased by the Series will be rated at least Baa by Moody's or BBB by S&P's. With respect to other features of Stripped Corporate Securities, such as sales at deep discounts, see "Stripped Treasury Securities" above and "Description of the Fund and Series _ Investment Considerations and Risks _ Special Considerations Relating to Stripped Securities."
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES _ The Series may invest in obligations issued or guaranteed by one of more foreign governments or any of their political subdivisions that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank and InterAmerican Development Bank.
MONEY MARKET INSTRUMENTs _ The Series may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

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          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch IBCA,Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Series.
        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
ILLIQUID SECURITIES_ The Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.
RATINGS _ Obligations rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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Variable
Investment
Fund
Zero Coupon 2000
Portfolio
Prospectus
Registration Mark
Copy Rights 1998, Dreyfus Service Corporation